FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST TCW EMERGING MARKETS DEBT ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS
DATED FEBRUARY 12, 2021

MARCH 15, 20211

Notwithstanding anything to the contrary in the Fund’s prospectus, the final sentence of the first paragraph of the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund may invest up to 10% of its assets in securities denominated in Euros and/or Japanese yen.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE